COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2013
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

20. COMMITMENTS AND CONTINGENCIES

Intellectual Property Indemnification

The Company has agreed to indemnify certain customers for claims made against the Company’s products, where such claims allege infringement of third party intellectual property rights, including, but not limited to, patents, registered trademarks, and/or copyrights. Under the aforementioned indemnification clauses, the Company may be obligated to defend the customer and pay for the damages awarded against the customer under an infringement claim, including paying for the customer’s attorneys’ fees and costs. The Company’s indemnification obligations generally do not expire after termination or expiration of the agreement containing the indemnification obligation. In certain cases, there are limits on and exceptions to the Company’s potential liability for indemnification. Although, historically, the Company has not made significant payments under these indemnification obligations, the Company cannot estimate the amount of potential future payments, if any, that it might be required to make as a result of these agreements. However, the maximum potential amount of any future payments that the Company could be required to make under these indemnification obligations could be significant. Currently, the Company is not aware of any such claims.

Purchase Commitments

The Company purchases wafers from a variety of suppliers and uses several contract manufacturers to provide manufacturing services for its products. During the normal course of business, in order to manage manufacturing lead times and help ensure adequate supply, the Company issues purchase orders to suppliers and contract manufacturers. The purchase commitments arising from these purchase orders are noncancelable. The Company records a liability for noncancelable purchase commitments for quantities in excess of its future demand forecasts consistent with the valuation of the Company’s excess and obsolete inventory. The Company recorded such liabilities amounting to USD 235, USD 59, and USD 327 as of December 31, 2011, 2012 and 2013. As of December 31, 2012 and 2013, the Company had outstanding purchase orders in the amount of USD 78,780 and USD 43,102, respectively.

Legal Matters

The Company in the past received several claims that it may be infringing on the intellectual property rights of other parties. Should the Company elect to enter into license agreements with other parties or should the other parties resort to litigation, the Company may be obligated in the future to make payments or to compensate these third parties. As of December 31, 2013, there was no unsettled claim or litigation against the Company.

Operating Lease Commitments

The Company has entered into noncancelable rental agreements with property management for office premises. The minimum future lease payments under noncancelable operating leases as of December 31, 2012 and 2013 are as follows:

	December 31
	2012	2013
2013	1,534	—
2014	556	2,035
2015	—	384
	2,090	2,419

Rental expenses for the years ended December 31, 2011, 2012 and 2013 were USD813, USD1,301 and USD1,625, respectively.

Capital Commitments

As of December 31, 2012 and 2013, the Company had contracted for capital expenditures on equipment of approximately USD 98 and USD114, respectively.

Other Commitments

The Company’s agreements with third parties for software license fees have the following future payments as of December 31, 2012 and 2013:

	December 31
	2012	2013
2013	5,766	—
2014	2,197	9,266
2015	933	2,628
2016	180	1,696
	9,076	13,590